Exhibit 10.3

EXECUTION COPY

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made as of September 29th, 2006 by and between Royster-Clark, Inc., a Delaware corporation, (“Assignor”), Agrium U.S. Inc., a Colorado corporation (“Assignee”), and Rentech Development Corporation, a Colorado corporation (the “Consenting Party”).

WHEREAS, on August 31, 2006 Royster-Clark Resources LLC, a Delaware limited liability company and wholly-owned subsidiary of Assignor, was merged into Assignor; and

WHEREAS, Assignor and Consenting Party are parties to that certain Distribution Agreement, dated as of April 26, 2006 (the “Distribution Agreement”); and

WHEREAS, effective September 29, 2006, Assignor wishes to assign all of its rights, obligations and interests in and pursuant to the Distribution Agreement to Assignee; and

WHEREAS, pursuant to the Distribution Agreement, Consenting Party’s consent is required for the desired assignment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged;

1. Assignor hereby irrevocably assigns, transfers and conveys to Assignee all of obligations and interests in and pursuant to the Distribution Agreement to Assignee arising from and after the date hereof.

2. Assignee hereby accepts the foregoing assignment and accepts all of the terms and provisions of and assumes and agrees to fully perform all of the obligations and liabilities of the Assignor under, and to be bound by the terms of, the Distribution Agreement, from and after the date hereof.

3. Consenting Party hereby consents to the assignment of the Distribution Agreement by Assignor to Assignee.

4. Each of Assignor, Assignee and Consenting Party hereby agrees that henceforth all references in the Distribution Agreement to Assignor shall be read as if to Assignee.

5. Assignor hereby represents it has full power, authority and legal right to enter into this Agreement and the assignment contemplated hereby and to perform all its obligations hereunder, and has taken all action required by law, its governing instruments or otherwise to authorize the execution, delivery and performance of this Agreement and consummation of the assignment contemplated hereby.

6. Assignee hereby represents it has full power, authority and legal right to enter into this Agreement and the assignment contemplated hereby and to perform all its obligations hereunder, and has taken all action required by law, its governing instruments or otherwise to authorize the execution, delivery and performance of this Agreement and consummation of the assignment contemplated hereby.

7. Consenting Party hereby represents it has full power, authority and legal right to enter into this Agreement and the assignment contemplated hereby and to perform all its obligations hereunder, and has taken all action required by law, its governing instruments or otherwise to authorize the execution, delivery and performance of this Agreement.

8. Each of Assignor, Assignee and Consenting Party hereby agrees that, at any time and from time to time, it will execute and deliver such instruments and documents and take such other action as may be reasonably requested by the other to give effect to the assignment of the Distribution Agreement, as herein provided.

9. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

10. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the law of the conflicts of law of such State.

*        *        *

Remainder of Page Intentionally Left Blank

Signature Page Follows

IN WITNESS WHEREOF, Assignor, Assignee and Consenting Party have executed this Agreement as of the date first above written.

Assignor

ROYSTER-CLARK, INC.

By:

Name:	Richard L. Gearheard
Title:	Chief Executive Officer

Assignee

AGRIUM U.S. INC.

By:

Name:	Richard L. Gearheard
Title:	President & Chief Executive Officer

Consenting Party

RENTECH DEVELOPMENT CORPORATION

By:

Name:	Douglas M. Miller
Title:	Vice President